                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 31, 1997

                      GEMSTAR INTERNATIONAL GROUP LIMITED
               (Exact Name of Registrant as Specified in Charter)


   British Virgin Islands               0-26878                   N/A
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                     135 North Los Robles Avenue, Suite 800
                           Pasadena, California 91101
             (Address of Principal Executive Offices and Zip Code)


      (Registrant's telephone number, including area code:  (626) 792-5700

                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report


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Item 5.  Other Events

     Gemstar Marketing, Inc., a California corporation and wholly owned subsidiary of Gemstar International Group Limited, entered into that certain TDN, Inc. Stockholders Agreement, dated as of October 31, 1997, with TDN, Inc., a Delaware corporation ("TDN"), and Thomson Consumer Electronics, Inc., a Delaware corporation ("Thomson"). This agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

     Gemstar International Group Limited ("Gemstar") entered into an agreement, dated as of October 31, 1997, with TDN and Thomson. This agreement is filed as
Exhibit 10.2 and is incorporated herein by reference.

     Gemstar entered into a Definitive Agreement, dated January 9, 1998, with StarSight Telecast, Inc., a California corporation and wholly owned Subsidiary of Gemstar ("StarSight"), and Microsoft Corporation, a Washington corporation ("Microsoft"). This agreement is filed as Exhibit 10.3 and is incorporated herein by reference.

     StarSight, a wholly owned subsidiary of Gemstar, entered into a Recission Agreement, dated as of January 9, 1998, with Microsoft. This agreement is filed as Exhibit 10.4 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit
Number    Description
------    -----------

*10.1 TDN, Inc., Stockholders Agreement, dated as of October 31, 1997, by and among TDN, Inc., a Delaware corporation, Gemstar Marketing, Inc., a California corporation, and Thomson Consumer Electronics, Inc., a Delaware corporation.

*10.2 Cost Reimbursement and Support Agreement, dated as of October 31, 1997, by and among TDN, Inc., a Delaware corporation, and Gemstar International Group Limited.

*10.3 Definitive Agreement, dated as of January 9, 1998, by and among Gemstar International Group Limited, StarSight Telecast, Inc., a California corporation, and Microsoft Corporation, a Washington corporation.

*10.4 Recission Agreement, dated as of January 9, 1998, by and between StarSight Telecast, Inc., a California corporation and Microsoft Corporation, a Washington corporation.

* Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment which was granted by the Commission. Redacted portions of the exhibit are indicated by an asterisk within brackets ([*]), and a legend appears on the appropriate pages.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GEMSTAR INTERNATIONAL GROUP LIMITED



Date:  June 11, 1998         By:  /s/ LARRY GOLDBERG
                                  -------------------------------
                                  Larry Goldberg
                                  Secretary and Corporate Counsel

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

                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

*10.1 TDN, Inc. Stockholders Agreement, dated as of October 31, 1997, by and among TDN, Inc., a Delaware corporation, Gemstar Marketing, Inc., a California corporation, and Thomson Consumer Electronics, Inc., a Delaware corporation.

*10.2 Cost Reimbursement and Support Agreement, dated as of October 31, 1997, by and among TDN, Inc., a Delaware corporation, and Gemstar International Group Limited.

*10.3 Definitive Agreement, dated as of January 9, 1998, by and among Gemstar International Group Limited, StarSight Telecast, Inc., a California corporation, and Microsoft Corporation, a Washington corporation.

*10.4 Recission Agreement, dated as of January 9, 1998, by and between StarSight Telecast, Inc., a California corporation and Microsoft Corporation, a Washington corporation.

* Certain information in this exhibit has been omitted pursuant to a request for confidential treatment granted by the Commission. Redacted portions of the exhibit are indicated by an asterisk within brackets ([*]), and a legend appears on the appropriate pages.

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